Inventories	12 Months Ended
Jun. 30, 2015
Inventories [Abstract]
Inventories

Note 6 – Inventories

Inventories consisted of the following for the years indicated:

	June 30, 2015	June 30, 2014
Raw materials	$267,560	$273,583
Semi-finished byproduct	6,196	-
Finished goods	90,498	148,415
Total inventories	$364,254	$421,998

Raw materials for bricks consist primarily of cement, gypsum, quicklime, aluminum powder and reclaimed fly-ash. Raw materials for concrete consist primarily of cement, admixture, sand and pebble. The cost of finished goods includes direct costs of raw materials as well as direct labor used in production. Indirect production costs at normal capacity such as utilities and indirect labor related to production such as assembling, shipping and handling costs for purchasing are also included in the cost of inventory.

As of June 30, 2015 and 2014, management believed that no inventory allowance was deemed necessary.